UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2007
Adams Respiratory Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51445	75-2725552

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4 Mill Ridge Lane, Chester, New Jersey 07930

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (908) 879-1400
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On May 25, 2007, Adams Respiratory Therapeutics, Inc. issued a press release reporting that the FDA had announced that companies must stop manufacturing and distributing unapproved timed-release guaifenesin products. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Description
99.1	Press Release, dated May 25, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESPIRATORY THERAPEUTICS, INC. (Registrant)
May 30, 2007	By:	/s/ Walter E. Riehemann
Walter E. Riehemann
Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated May 25, 2007.

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